Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock of Centric Brands, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 27th day of November, 2020.

Ares XXVII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXVII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXVIIIR CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXVIIIR CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXIX CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXIX CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIR CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIR CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIIR CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIIR CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIV CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIV CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVR CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVR CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVII CLO Issuer Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVIII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVIII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIX CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIX CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XL CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XL CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLI CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLI CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIV CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIV CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLV CLO Issuer Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLV CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVI CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVI CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVIII CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVIII CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIX CLO Tax Subsidiary Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIX CLO Ltd.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management LLC

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management Holdings L.P.

By:	Ares Holdco LLC
Its:	General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Holdco LLC

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Holdings Inc.

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management Corporation

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management GP LLC

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Voting LLC

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Partners Holdco LLC

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory